================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                  -------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 29, 2003


                             WILLIAMS SCOTSMAN, INC.
             (Exact name of registrant as specified in its charter)



          Maryland                       033-68444                52-0665775
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)



                             8211 Town Center Drive
                            Baltimore, Maryland 21236
                               "www.willscot.com"
                    (Address of Principal Executive Offices)

                                 (410) 931-6000
              (Registrant's telephone number, including area code)



================================================================================

Item 5. Other Events.

       See press release dated January 29, 2003 entitled "John Cantlin Joins Williams Scotsman, Inc. as Senior Vice President and Chief Financial Officer" attached hereto as Exhibit 99.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

       (c) Exhibits

       Exhibit No.       Description
       -----------       -----------

           99 Press Release dated January 29, 2003 entitled "John Cantlin Joins Williams Scotsman, Inc. as Senior Vice President and Chief Financial Officer"

                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     WILLIAMS SCOTSMAN, INC.
                                     (Registrant)



Date: January 29, 2003               By:   /s/ Gerard E. Holthaus
                                        ----------------------------------------
                                     Name: Gerard E. Holthaus
                                     Title: Chairman and Chief Executive Officer

                                  EXHIBIT INDEX

       Exhibit No.       Description
       -----------       -----------

           99 Press Release dated January 29, 2003 "John Cantlin Joins Williams Scotsman, Inc. as Senior Vice President and Chief Financial Officer"